                                 SCHEDULE 14A
                                (Rule 14a-101)

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

[EXCELSIOR LOGO]

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.
                             114 West 47th Street
                         New York, New York 10036-1532

Dear Shareholder:

  You are cordially invited to attend the Annual Meeting (the "Meeting") of Shareholders of Excelsior Private Equity Fund II, Inc. (the "Company") to be held on Friday, March 16, 2001 at 10:00 a.m., New York time, at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036.

  At the Meeting, shareholders of the Company will be asked to vote on the following matters: (1) election of four directors and (2) ratification or rejection of the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending October 31, 2001.

  Whether or not you plan to attend the Meeting, your vote is needed. Whether or not you plan to attend the Meeting, please complete, sign and return the enclosed Proxy Card promptly. A postage-paid envelope is enclosed for this purpose.

  We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                          Sincerely yours,

                                          /s/ David I. Fann
                                          David I. Fann
                                          President and Chief Executive
                                           Officer

         Shareholders Are Urged to Sign and Return the Enclosed Proxy
                        Card in the Enclosed Envelope.

[EXCELSIOR LOGO]

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                               February 2, 2001

To the Shareholders of
 Excelsior Private Equity Fund II, Inc.:

  The Annual Meeting of Shareholders (the "Meeting") of Excelsior Private Equity Fund II, Inc. (the "Company") will be held on Friday, March 16, 2001 at 10:00 a.m., New York time, at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036.

  The Meeting will be held for the following purposes:

  (1) to elect each of Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy as directors of the Company;

  (2) to ratify or reject the selection of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending October 31, 2001; and

  (3) the transaction of such other business as may properly come before the Meeting or any adjournments thereof.

  The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on January 24, 2001 have the right to vote at the Meeting. Whether or not you plan to attend the Meeting, we urge you to fill in, sign and promptly return the enclosed Proxy Card or vote your proxy via telephonic or electronic means in order that the Meeting can be held and a maximum number of shares may be voted.

                                          By Order of the Board of Directors
                                           of Excelsior Private Equity Fund
                                           II, Inc.

                                          James F. Dorment
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

  You may think your vote is not important, but it is vital. By law, the Annual Meeting of Shareholders of the Company scheduled for March 16, 2001 will have to be adjourned without conducting any business if less than a majority of the shares eligible to vote are represented at the Meeting. In that event, the Company would continue to solicit votes in an attempt to achieve a quorum. Clearly, your vote could be critical in allowing the Company to hold the Meeting as scheduled, so please return your proxy immediately.

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.
                             114 West 47th Street
                           New York, New York 10036

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Excelsior Private Equity Fund II, Inc. (the "Company"). The Annual Meeting of Shareholders will be held at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036 on Friday, March 16, 2001 at 10:00 a.m., New York time (the "Meeting"). This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about February 2, 2001.

  It is expected that the solicitation of proxies will be primarily by mail. The Company's officers, investment adviser and administrator may assist in the solicitation of proxies by telephone, telegraph, facsimile, personal interview or the Internet. If the Company records proxy votes by telephone or the Internet, it will use procedures to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed Proxy Card or by attending the Meeting and electing to vote in person. Proxies given by telephone or the Internet may be revoked at any time before they are voted in the same manner as proxies given by mail.

  The following summarizes the proposals to be voted on at the Meeting.

Proposals

  1. To elect each of Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy as directors of the Company.

  2. To ratify or reject the selection of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending October 31, 2001.

  A Proxy Card is enclosed with respect to the shares you own in the Company. If the Proxy is executed and returned properly, the shares represented by it will be voted at the Meeting in accordance with your instructions. Each share is entitled to one vote.

  Shareholders are requested to complete the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

  The Company's Board of Directors Unanimously Recommends a Vote in Favor of
               Each Proposal Described in this Proxy Statement.

Dated: February 2, 2001

                                 INTRODUCTION

  The Company has been organized as a Maryland corporation to engage in the business of a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). This Meeting constitutes an annual meeting of shareholders that has been called to consider proposals relating to the matters discussed below.

                       PROPOSAL 1: ELECTION OF DIRECTORS

  The first proposal to be considered at the Meeting is the election of the directors of the Company.

  At the Meeting, shareholders will be asked to consider the election of four nominees who will constitute the entire Board of Directors of the Company. Each director so elected will hold office until his successor is elected and qualified, or until his term as a director is terminated as provided in the Company's by-laws. The persons named as proxies in the accompanying Proxy Card have been designated by the Board and intend to vote for the nominees named below, unless otherwise directed. Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy are incumbent directors. Mr. Bernstein and Mr. Murphy were appointed as directors of the Company by the sole incorporator in the Articles of Incorporation dated March 20, 1997. Mr. Hover was appointed as a director on December 9, 1998 by the then current directors in order to fill a vacancy on the Board of Directors. Mr. Imbimbo was appointed as a director on April 6, 2000 to fill a newly created vacancy resulting from the expansion of the size of the Board from three to four directors. The nominees have consented to serve as directors.

  All shares represented by valid proxies will be voted in the election of directors for each nominee named below unless authority to vote for all nominees or a particular nominee is withheld. The four nominees who receive the highest number of votes cast at the Meeting will be elected as directors. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend unless a decision is made to reduce the number of directors. For more information, see "Voting Information--Quorum." The following table sets forth certain information about each of the nominees:

                                                   Principal Occupation During
      Name         Age  Director Since         Past 5 Years and Other Affiliations
-----------------  --- ---------------- --------------------------------------------------
John C. Hover II*   57 December 9, 1998 Mr. Hover retired as an Executive Vice President
 Director                               of U.S. Trust in 1998 after 22 years of service.
                                        He was responsible for the Personal Asset
                                        Management and Private Banking Group and served as
                                        Chairman of U.S. Trust International. Prior to
                                        joining U.S. Trust, he was a commercial banker
                                        with Chemical Bank. Mr. Hover received his B.A.
                                        degree in English Literature from the University
                                        of Pennsylvania and a M.B.A. degree in Marketing
                                        from The Wharton School. He is a trustee of the
                                        University of Pennsylvania, and is Chairman of the
                                        Board of Overseers of the University's Museum of
                                        Archaeology and Anthropology. He is a trustee and
                                        Vice
                                        President of the Penn Club of New York. Mr. Hover

                                                 Principal Occupation During
      Name         Age Director Since        Past 5 Years and Other Affiliations
-----------------  --- -------------- --------------------------------------------------
                                      serves as chairman of the board of directors or
                                      managers of UST Private Equity Investors Fund,
                                      Inc., Excelsior Venture Partners III, LLC and
                                      Excelsior Venture Investors III, LLC.

Gene M. Bernstein   53 March 20, 1997 Mr. Bernstein is the Dean of the Skodneck Business
 Director                             Development Center at Hofstra University in
                                      Hempstead, New York. Prior to that, he worked at
                                      (and remains a principal of) Northville Industries
                                      Corp., a third generation privately held petroleum
                                      marketing, trading, storage and distribution
                                      company since 1994. While at Northville, he held
                                      positions ranging from Vice President to President
                                      to Vice-Chairman. Prior to working at Northville
                                      Industries, he taught at the University of Notre
                                      Dame. He is Chairman of the Board of Trustees at
                                      his alma mater, Alfred University, from which he
                                      holds a B.A. degree in English Literature. He also
                                      has a M.A. degree in English Literature from the
                                      University of Wisconsin and a Ph.D. in English
                                      Literature from the University of Massachusetts.
                                      Mr. Bernstein serves as a director or manager of
                                      UST Private Equity Investors Fund, Inc., Excelsior
                                      Venture Partners III, LLC, Excelsior Venture
                                      Investors III, LLC and the Excelsior Hedge Fund of
                                      Funds I, LLC. Until April 3, 2000, Mr. Bernstein
                                      was a shareholder of U.S. Trust Corporation

Stephen V. Murphy   54 March 20, 1997 Since 1991, Mr. Murphy has been President of S. V.
 Director                             Murphy & Co., Inc., an investment banking firm
                                      that specializes in mergers and acquisitions,
                                      divestitures and strategic and capital-related
                                      advisory services for financial and other
                                      institutions. From 1988 until 1990, he was
                                      Managing Director of Merrill Lynch Capital Markets
                                      in charge of the Financial Institutions Mergers
                                      and Acquisitions Department. Prior to 1988, Mr.
                                      Murphy was Managing Director of The First Boston
                                      Corporation where he headed up its Investment
                                      Banking Department's Commercial Bank Group. Mr.
                                      Murphy holds a B.S.B.A. degree from Georgetown
                                      University and a M.B.A. degree from Columbia
                                      University. Mr. Murphy serves as a director or
                                      manager of UST Private Equity Investors Fund,
                                      Inc., Excelsior Venture Partners III, LLC,
                                      Excelsior Venture Investors III, LLC and the
                                      Excelsior Hedge Fund of Funds I, LLC. Until
                                      approximately
                                      April 3, 2000, Mr. Murphy was a shareholder of The
                                      Charles Schwab Corporation.

                             Principal Occupation During
Name  Age Director Since Past 5 Years and Other Affiliations
----  --- -------------- -----------------------------------
Victor F. Imbimbo, Jr.   47 April 6, 2000 Mr. Imbimbo was the founder in 1996 of Bedrock
 Director                                 Communications, Inc., a consulting company
                                          addressing the merger of traditional and digital
                                          communications solutions. He was also the founder
                                          of the Hadley Group, a promotional marketing
                                          company, in 1985, which he ran until 1996. Prior
                                          to 1985, Mr. Imbimbo held marketing positions with
                                          Miller Brewing Company and General Mills. While at
                                          Miller Brewing Company, Mr. Imbimbo oversaw all
                                          new product development and marketing.
                                          Mr. Imbimbo holds a B.S. degree and a M.B.A.
                                          degree from Purdue University. Mr. Imbimbo serves
                                          as a director or manager of UST Private Equity
                                          Investors Fund, Inc., Excelsior Venture Partners
                                          III, LLC, Excelsior Venture Investors III, LLC and
                                          the Excelsior Hedge Fund of
                                          Funds I, LLC.

--------
* This director is considered to be an "interested person" of the Company as defined in the 1940 Act.

  In the fiscal year of the Company ended October 31, 2000, the directors met 9 times. Each of Messrs. Bernstein, Hover and Murphy attended all of the meetings of the Board. Mr. Imbimbo attended all meetings of the Board held after his selection to the Board, a total of 6.

  The Company does not have a standing nominating committee. The Company has a standing audit committee that convened once during the fiscal year ended October 31, 2000. As of January 23, 2001, the Board of Directors adopted a written charter for the audit committee, which is attached to this Proxy Statement. Messrs. Bernstein, Imbimbo and Murphy, each of whom is an independent director, are members of the audit committee.

  Audit Committee Report. The audit committee has reviewed and discussed the audited financial statements with management and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) with the independent auditors. The audit committee has received written disclosures and a letter from the independent public accountants as required by Independence Standards Board Standard No. 1 and has discussed with the independent public accountants the independent public accountants' independence. Based on the foregoing, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2000.

                                                     Gene M. Bernstein
                                                     Stephen V. Murphy
                                                     Victor F. Imbimbo, Jr.

  Each director receives an annual fee of $9,000 and a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred for attending meetings. The Company does not have a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits. No person who is an officer, director or employee of United States Trust Company of New York or U.S. Trust Company (together, "U.S. Trust" or the "Investment Adviser") or of any parent, subsidiary or affiliate thereof, who serves as an officer, director or employee of the Company, receives any compensation from the Company.

  The following chart provides certain information about the fees received by the directors in the fiscal year ended October 31, 2000.

                                                                    Total
                                                  Aggregate   Compensation from
                                                 Compensation  the Company and
                                                   from the    Fund Complex *
               Name of Person/Position             Company    Paid to Directors
     ------------------------------------------- ------------ -----------------
     John C. Hover II** Director................   $22,500    $61,875 (4 Funds)

     Gene M. Bernstein Director.................   $22,500    $68,125 (5 Funds)

     Stephen V. Murphy Director.................   $22,500    $68,125 (5 Funds)

     Victor F. Imbimbo, Jr. Director............   $18,000    $63,625 (5 Funds)

--------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Hedge Fund of Funds I, LLC.
** Mr. Hover is an interested person of the Company.

         The Company's Board of Directors Unanimously Recommends that Shareholders Vote "FOR" Each of the Foregoing Nominees for Director.

          PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

  At the Meeting, shareholders of the Company are also being asked to vote upon the ratification or rejection of the selection of Ernst & Young LLP as independent public accountants for the Company's fiscal year ending October 31, 2001.

  The Board, including all of the directors who are not "interested persons" of the Company (as defined in the 1940 Act), selected Ernst & Young LLP as the Company's independent public accountants at a meeting held on December 6, 2000. Ernst & Young LLP has stated that it has no material direct or indirect financial interest in the Company. Ernst & Young LLP, with offices at 787 Seventh Avenue, New York, New York 10019, has served as the Company's independent public accountants since the date of inception of the Company.

  A representative of Ernst & Young LLP is expected to be available at the Meeting should any matter arise requiring consultation with the accountants, and Ernst & Young LLP will be given the opportunity to make a statement if it chooses.

  In order for this proposal to be adopted by the Company, it must be approved by a majority of the votes cast at the Meeting. For more information, see "Voting Information--Quorum." Unless instructed otherwise, the persons named as proxies in the accompanying Proxy Card will vote for the ratification of the selection of Ernst & Young LLP.

         The Company's Board of Directors Unanimously Recommends that Shareholders Vote "FOR" the Ratification of the Selection of
      Ernst & Young LLP as Independent Public Accountants of the Company.

                              VOTING INFORMATION

  Record Date. Only shareholders of record at the close of business on January 24, 2001 will be entitled to vote at the Meeting. On that date, the number of outstanding shares of the Company was 195,730. All shares of the Company will vote in the aggregate.

  You should send your proxy in by one of the following methods.

  1. Complete, sign and return the enclosed Proxy Card promptly in the postage-paid envelope.

  2. Call 1-800-690-6903. Enter the 12-digit control number on the enclosed Proxy Card and follow the telephone instructions.

  3. Use the Internet at www.proxyvote.com. Enter the 12-digit control number on the enclosed Proxy Card and follow the instructions on the website.

  In accordance with Section 2-507 of the Maryland General Corporation Law, shareholders may authorize the persons named as proxies to vote their shares by telephone, telegram or other electronic means, including the Internet.

  Quorum. A quorum is constituted with respect to the Company by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Because they are not considered to be votes cast, abstentions and broker "non-votes" will have no effect on the election of directors or proposal two.

  In the event that a quorum is not present at the Meeting (or at any adjournment thereof) or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor of adjournment. However, if a quorum is present at the Meeting but it appears that one or more proposals may not receive shareholder approval, the persons named as proxies may propose an adjournment of the Meeting.

  For an adjournment to occur, sufficient votes to adjourn must be voted in favor of adjournment. The persons named as proxies will vote the following shares in favor of adjournment:

  . all shares for which they are entitled to vote in favor of (i.e., "FOR") any of the proposals that will be considered at the adjourned meeting; and

  .  abstentions.

The persons named as proxies will vote the following shares against adjournment:

  . all shares for which they must vote "AGAINST" all proposals that will be considered at an adjourned meeting.

  A shareholder vote may be taken with respect to the Company on any (but not all) of the proposals prior to any such adjournment as to which sufficient votes have been received for approval.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  As of December 31, 2000, certain beneficial owners, the directors, the chief executive officer and the directors and executive officers as a group held of record the following shares. Except as set forth below, to the Company's knowledge and based solely on a review of Forms 13D and 13G filed with the Securities and Exchange Commission (or the lack of such filings, as the case may be), no other person beneficially owned more than 5% of the Company's shares.

                                                       Amount and Nature
  Title of                                               of Beneficial
    Class      Name and Address of Beneficial Owner(1)   Ownership (#)   Percent of Class (%)
-------------  --------------------------------------- ----------------- --------------------
Common Shares  United States Trust Company of New York 100,751 shares(2)        51.47
               John C. Hover II                             15 shares             *
               Gene M. Bernstein                           200 shares(3)          *
               Stephen V. Murphy                           125 shares             *
               David I. Fann                                25 shares             *
               Directors and executive officers            473 shares             *
               as a group (11 persons)

--------
 *   less than one percent.
(1) The address for all is c/o United States Trust Company of New York, 114 West 47th Street, New York, NY 10036-1532.
(2) United States Trust Company of New York has sole or shared voting and/or investment power over all of such shares, which are beneficially owned by its clients. United States Trust Company of New York disclaims beneficial ownership of all such shares.
(3) Includes 100 shares beneficially owned by Mr. Bernstein's wife, for which shares Mr. Bernstein disclaims beneficial ownership.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Under the federal securities laws, the Company's directors and executive officers and any persons holding more than 10% of the Company's outstanding shares are required to report their ownership of the Company's shares and any changes in ownership of the Company's shares to the Company and Securities and Exchange Commission. To the best of the Company's knowledge, these filings have all been satisfied by the Company's directors and executive officers.

                                 OTHER MATTERS

  Shareholder proposals intended for inclusion in the Company's proxy statement in connection with the Company's 2002 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Securities Exchange Act"), must be received by the Company at the Company's principal executive offices by October 6, 2001. In order for proposals made outside of Rule 14a-8 under the Securities Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Securities Exchange Act, such proposals must be received by the Company at the Company's principal executive offices not later than December 20, 2001. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders should send such proposal to the Company at 114 West 47th Street, New York, New York 10036, attention: Secretary.

  No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Company.

  SHAREHOLDERS MAY RECEIVE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000 WITHOUT CHARGE BY SUBMITTING A REQUEST IN WRITING TO THE COMPANY AT 114 WEST 47TH STREET, NEW YORK, NEW YORK 10036, ATTENTION: JAMES F. DORMENT, SECRETARY.

                            ADDITIONAL INFORMATION

  Information about the Investment Adviser. United States Trust Company of New York, which has its principal offices at 114 West 47th Street, New York, New York 10036, is a New York state chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, which has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905, is a Connecticut state chartered bank and trust company. United States Trust Company of New York and U.S. Trust Company serve as co-investment advisers to the Company under an investment advisory agreement with the Company, and each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which has its principal offices at 114 West 47th Street, New York, New York 10036 which is, in turn, a wholly-owned subsidiary of The Charles Schwab Corporation, which has its principal offices at 120 Kearney Street, San Francisco, California 94108.

  Administrator. Chase Global Funds Services Company, which is located at 73 Tremont Street, Boston, MA 02108, is the administrator for the Company.

  Other. The Company does not currently employ a principal underwriter.

  Officers. Officers of the Company are elected by the directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company's officers:

                          Position with       Principal Occupation During
  Name and Address    Age  the Company    Past 5 Years and Other Affiliations
--------------------  --- -------------- --------------------------------------
David I. Fann         36  President and  President and Chief Executive Officer
 United States Trust      Chief          of UST Private Equity Investors Fund,
 Company of New York      Executive      Inc. and Co-Chief Executive Officer
 114 West 47th            Officer        and President of Excelsior Venture
 Street                                  Partners III, LLC and Excelsior
 New York, NY 10036                      Venture Investors III, LLC and
                                         Managing Director of U.S. Trust, Mr.
                                         Fann serves as President and Chief
                                         Executive Officer of Excelsior Private
                                         Equity Fund II, Inc. He is focused on
                                         Direct Investments in information
                                         services and life sciences. Prior to
                                         joining U.S. Trust in April 1994, Mr.
                                         Fann served in various capacities for

                         Position with       Principal Occupation During
 Name and Address    Age  the Company    Past 5 Years and Other Affiliations
-------------------  --- -------------- --------------------------------------
                                        Citibank from 1986 through 1994,
                                        including, as a Vice President of
                                        Citibank and its small business
                                        investment company subsidiary,
                                        Citicorp Venture Capital Ltd. from
                                        1991 until 1994. While at Citicorp
                                        Venture Capital Ltd., Mr. Fann
                                        invested in buyout and venture capital
                                        transactions and venture capital funds
                                        and served on the board of directors
                                        of several of its portfolio companies.
                                        Mr. Fann holds a B.A.S. degree in
                                        Industrial Engineering and Economics
                                        from Stanford University. Mr. Fann
                                        serves on the U.S. Trust Portfolio
                                        Policy Committee, Strategy Review
                                        Committee and Special Fiduciary
                                        Committee. Mr. Fann is on the boards
                                        of Classroom Connect, Inc., Curon
                                        Medical, Inc., SurVivaLink Corp. and
                                        Protogene Laboratories, Inc.

Douglas A. Lindgren   38 Chief          Executive Vice President of UST
 U.S. Trust Company      Investment     Private Equity Investors Fund, Inc.
 225 High Ridge          Officer        and Co-Chief Executive Officer and
 Road                                   Chief Investment Officer of Excelsior
 Stamford, CT 06905                     Venture Partners III, LLC and
                                        Excelsior Venture Investors III, LLC
                                        and Managing Director of U.S. Trust,
                                        Mr. Lindgren is Chief Investment
                                        Officer of Excelsior Private Equity
                                        Fund II, Inc. He is focused on Direct
                                        Investments in information technology,
                                        information services and
                                        communications. Prior to joining U.S.
                                        Trust in April 1995, Mr. Lindgren
                                        served in various capacities for Inco
                                        Venture Capital Management ("IVCM")
                                        from January 1988 through March 1995,
                                        including President and Managing
                                        Principal from January 1993 through
                                        March 1995. While at IVCM, Mr.
                                        Lindgren invested in venture capital
                                        and buyout transactions and served on
                                        the board of directors of several of
                                        its portfolio companies. Before
                                        joining IVCM, Mr. Lindgren was
                                        employed by Salomon Brothers Inc. and
                                        Smith Barney, Harris Upham & Co., Inc.
                                        He is an Adjunct

                         Position with       Principal Occupation During
 Name and Address    Age  the Company    Past 5 Years and Other Affiliations
-------------------  --- -------------- --------------------------------------
                                        Professor of Finance at Columbia
                                        University's Graduate School of
                                        Business, where he has taught courses
                                        on venture capital since 1993. Mr.
                                        Lindgren holds a M.B.A. and B.A. from
                                        Columbia University. He serves on the
                                        U.S. Trust Portfolio Policy Committee.
                                        Mr. Lindgren is on the boards of
                                        PowerSmart, Inc., MarketFirst
                                        Software, Inc., ReleaseNow.com, Corp.,
                                        LifeMinders, Inc., Zeus Wireless, Inc.
                                        and firstsource Corporation.

Brian F. Schmidt      41 Chief          Chief Financial Officer of UST Private
 U.S. Trust Company      Financial      Equity Investors Fund, Inc., Excelsior
 225 High Ridge          Officer        Venture Partners III, LLC and
 Road                                   Excelsior Venture Investors III, LLC
 Stamford, CT 06905                     and Senior Vice President of U.S.
                                        Trust, he is the Division Manager of
                                        Mutual Funds with U.S. Trust. He is
                                        responsible for the operation and
                                        administration of the Excelsior Family
                                        of Funds and the U.S. Trust Co. Common
                                        Trust Funds. Mr. Schmidt joined U.S.
                                        Trust in 1991 from Prudential
                                        Insurance Company of America, where he
                                        was Director of Accounting. Prior to
                                        that he was a senior accounting
                                        manager at Dreyfus Corporation. Mr.
                                        Schmidt has 20 years of experience in
                                        financial services, concentrating in
                                        mutual funds. He received his B.S.
                                        degree from Marist College. He is on
                                        the Accountant's and Treasurer's
                                        Committee of the Investment Company
                                        Institute.

Frank D. Bruno        40 Treasurer      Treasurer of UST Private Equity
 U.S. Trust Company                     Investors Fund, Inc., Excelsior
 225 High Ridge                         Venture Partners III, LLC and
 Road                                   Excelsior Venture Investors III, LLC
 Stamford, CT 06905                     and Vice President of U.S. Trust, Mr.
                                        Bruno is a Vice President in the
                                        Mutual Funds Administration Department
                                        of an affiliate of U.S. Trust. Prior
                                        to joining U.S. Trust, he worked for
                                        the Dreyfus Corporation and
                                        PriceWaterhouse. Mr. Bruno received
                                        his B.S. degree from The Pennsylvania
                                        State University.

                          Position with       Principal Occupation During
  Name and Address    Age  the Company    Past 5 Years and Other Affiliations
--------------------  --- -------------- --------------------------------------
Lee A. Gardella        33 Vice President Vice President of UST Private Equity
 U.S. Trust Company                      Investors Fund, Inc., Excelsior
 255 High Ridge Road                     Venture Partners III, LLC, Excelsior
 Stamford, CT 06905                      Venture Investors III, LLC and U.S.
                                         Trust, Mr. Gardella joined U.S. Trust
                                         in September 1997. He is focused on
                                         Direct Investments in information
                                         technology companies and on fund
                                         investments. Mr. Gardella currently
                                         has monitoring responsibilities for
                                         several portfolio companies including
                                         Captura Software, Inc. and
                                         LogicVision, Inc. From July 1994 to
                                         September 1997, Mr. Gardella held
                                         several positions with the Edison
                                         Venture Fund, an expansion-stage
                                         venture capital firm in Lawrenceville,
                                         N.J. In addition, Mr. Gardella has
                                         worked at Wilshire Associates and
                                         National Steel Corporation. Mr.
                                         Gardella has served as a director of
                                         the Greater Philadelphia Venture
                                         Group. He received a M.B.A. from the
                                         University of Notre Dame and a
                                         B.S.B.A. in Finance from Shippensburg
                                         University. Mr. Gardella is a
                                         Chartered Financial Analyst. Mr.
                                         Gardella is on the board of BPA
                                         Systems.

James F. Rorer         30 Vice President Vice President of UST Private Equity
 United States Trust                     Investors Fund, Inc., Excelsior
 Company of New York                     Venture Partners III, LLC and
 114 West 47th                           Excelsior Venture Investors III, LLC
 Street                                  and U.S. Trust, Mr. Rorer is focused
 New York, NY 10036                      on Direct Investments in information
                                         services and life sciences. Prior to
                                         joining U.S. Trust in May 1999, he
                                         worked at Bain & Company ("Bain"), a
                                         leading global strategic consulting
                                         firm, from September 1996 until April
                                         1999. He was a consultant in the
                                         Private Equity Practice, providing
                                         strategic due diligence services to
                                         large private equity firms. In
                                         addition, Mr. Rorer also spent time in
                                         Bain's standard consulting practice,
                                         working with companies on a variety of
                                         strategic issues in a number of
                                         different industries including
                                         automotive, electric

                          Position with       Principal Occupation During
  Name and Address    Age  the Company    Past 5 Years and Other Affiliations
--------------------  --- -------------- --------------------------------------
                                         power, telecommunications, consumer
                                         products and financial services. Mr.
                                         Rorer was an investment banking
                                         analyst at CS First Boston from 1992
                                         to 1994, where he worked on mergers
                                         and acquisitions and financing for
                                         banks and consumer finance companies.
                                         Mr. Rorer graduated from Duke
                                         University, Phi Beta Kappa, with a
                                         degree in Economics and Mathematics.
                                         He holds a M.B.A. from Harvard
                                         Business School

James F. Dorment       27 Chief          Chief Administrative Officer and
 United States Trust      Administrative Secretary of UST Private Equity
 Company of New York      Officer and    Investors Fund, Inc., Excelsior
 114 West 47th            Secretary      Venture Partners III, LLC and
 Street                                  Excelsior Venture Investors III, LLC
 New York, NY 10036                      and Vice President of U.S. Trust, Mr.
                                         Dorment has been with the Private
                                         Equity Division of U.S. Trust since
                                         December 1997. Mr. Dorment is involved
                                         in all areas of investment analysis
                                         and decision-making. From August 1995
                                         through November 1997, he worked in
                                         the wealth management division of U.S.
                                         Trust. Mr. Dorment graduated from
                                         Bates College with a B.A. degree in
                                         Economics. He is a Chartered Financial
                                         Analyst and a member of the New York
                                         Society of Security Analysts and the
                                         Association for Investment Management
                                         and Research.

  All officers of the Company are employees and/or officers of the Investment Adviser.

  Risk Factors. An investment in the securities of a business development company, such as the Company, involves certain risks not present in an investment in the securities of other companies, including other types of management investment companies.

  Portfolio Investment Risk. Under the 1940 Act, a business development company generally must be operated for the purpose of investing in the securities of certain present and former "eligible portfolio companies" or certain bankrupt or insolvent companies. Generally, eligible portfolio companies include companies that at the time of initial investment (i) do not have a class of securities included in the Federal Reserve Board's over-the-counter margin list (i.e., unregistered, private companies) or (ii) have total assets of less than $4 million, among other things. Although investing in such private or "small" companies offers the opportunity for significant capital gains, such investments also involve a high degree of business and financial risk that can result in substantial losses.

  The portfolio investments of the Company consist principally of securities of private companies that have been purchased in offerings not registered under the Securities Act of 1933, as amended ("Securities Act"), or any state's securities laws and may not be resold by the Company without registration or pursuant to an exemption. In addition, the securities of portfolio companies that are "public" companies may also be subject to restrictions on resale because they were acquired from the issuer in a "private placement" transaction or because the Company is deemed to be an affiliate of the issuer. Generally, the Company will not be able to sell these securities publicly without the expense and time required to register the securities under the Securities Act and applicable state securities law unless an exemption from such registration requirements is available. In addition, contractual or practical limitations may restrict the Company's ability to liquidate its securities in portfolio companies. These limitations on liquidity of the Company's investments could preclude or delay any disposition of such securities or reduce the amount of proceeds that might otherwise be realized.

  Incentive Compensation. Compensation paid by the Company to U.S. Trust is based in part on the capital appreciation of the Company's investments. Therefore, in making its investment decisions, U.S. Trust may have an incentive to make decisions that are riskier or more speculative than would be the case in the absence of this incentive compensation. For more information concerning the risks of investing in the Company, see the most recent prospectus of the Company which is included as a part of the Company's Registration Statement on Form N-2 (file no. 333-23811), which is filed with the Securities and Exchange Commission.

                                                                        Appendix

                     EXCELSIOR PRIVATE EQUITY FUND II, INC.
                            Audit Committee Charter

1. The Audit Committee shall be composed entirely of directors that are not interested persons of the Company. Each member must be financially literate (i.e., have a basic understanding of financial statements, or must be able to acquire such an understanding within a reasonable period of time after appointment to the Audit Committee).

2.  The purposes of the Audit Committee are:

  (a) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

  (b) to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and

  (c) to act as a liaison between the Company's independent auditors and the full Board.

    The function of the Audit Committee is oversight. The Company's management is responsible for (i) the preparation, presentation and integrity of the Company's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (1) the integrity of those persons and organizations within and outside the Company from which it receives information and (2) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Company's Board). In addition, the evaluation of the Company's financial statements by the Audit Committee is not of the same quality as audits performed by the independent accountants, nor does the Audit Committee's evaluation substitute for the responsibilities of the Company's management for preparing, or the independent accountants for auditing, the financial statements.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

  (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Company's investment adviser (it being understood that the auditors are ultimately accountable to the Audit Committee and the Company's Board and that the Audit Committee and the Company's Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

  (b) to ensure receipt of a formal written statement from the auditors on a periodic basis specifically delineating all relationships between the auditors and the Company; to discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence; and to recommend that the Company's Board take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence;

  (c) to meet with the Company's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to review the Company's financial statements and discuss any matters of concern relating thereto, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); and (iii) to consider the auditors' comments with respect to the Company's financial policies, procedures and internal accounting controls and management's responses thereto;

  (d) to consider the effect upon the Company of any changes in accounting principles or practices proposed by management or the auditors;

  (e) to review the fees charged by the auditors for audit and non-audit services;

  (f) to investigate improprieties or suspected improprieties in Company operations; and

  (g) to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4. The Audit Committee shall meet on a regular basis (typically, at least semi-annually) and is empowered to hold special meetings as circumstances require.

5. The Audit Committee shall regularly meet (typically, concurrently with the regular Committee meetings) with the Company's management. Management shall advise the Audit Committee in advance when it seeks a second opinion on a significant accounting issue from an accountant that is not the Company's independent auditor. The Company's chief financial officer shall have direct independent access to the Audit Committee

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

7. The Audit Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

8. The Audit Committee shall report to the Company, for disclosure in the Company's proxy statement, whether it has: (i) reviewed and discussed the audited financial statements with management of the Company; (ii) discussed with the independent auditors the matters required to be discussed by the Statements on Auditing Standards No. 61; (iii) received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the auditors the auditors' independence; and (iv) recommended, based on items (i)-(iii) of this paragraph 8, to the Board that the financial statements be included in the Company's Annual Report on Form 10-K for the preceding fiscal year.

Adopted: Effective January 23, 2001

                        [LETTERHEAD OF EXCELSIOR FUNDS]

EXCELSIOR PRIVATE EQUITY FUND II, INC.
73 TREMONT STREET
BOSTON, MA 02108

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF EXCELSIOR PRIVATE EQUITY FUND II, INC. (THE "COMPANY")

   This proxy is solicited by the Board of the Company for use at an annual meeting of shareholders to be held on March 16, 2001, at 10:00 a.m. (New York time), at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036.

   The undersigned hereby appoints Frank D. Bruno, Brian F. Schmidt and James F. Dormant, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments or postponements thereof, all shares representing interests in the Company held of record by the undersigned on January 24, 2001, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

   Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR each nominee for director and FOR Proposal 2.

   The proxies are authorized in their discretion to vote on any other business which may properly come before the meeting and any adjournments thereof. The proxies shall vote on adjournment in the manner contemplated by the Proxy Statement.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. if a partnership, please sign in partnership name by authorized person.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   X

                                  XLSIOR      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
EXCELSIOR PRIVATE EQUITY FUND II, INC.

                               04     1010101010         228170343697

Vote On Directors

1. 01) John C. Hover II       03) Stephen V. Murphy
   02) Gene M. Bernstein      04) Victor F. Imbimbo, Jr.

                     For         Withhold         For All
                     All           All            Except

                     [_]           [_]              [_]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
                          -------------------------------------------

Vote On Proposal

2. Proposal to ratify the selection of Ernst & Young LLP as independent public accountants for the Company's fiscal year ending October 31, 2001.

                            For   Against  Abstain
                            [_]     [_]      [_]

-----------------------------------      -----------------------------------

-----------------------------------      -----------------------------------
Signature                  Date          Signature (Joint Owners)    Date
(PLEASE SIGN WITHIN BOX)

--------------------------------------------------------------------------------